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                                            Loan No.  472939
                                            Borrower: Seven J Stock Farm, Inc.
                                            Assn:     Capital Farm Credit,
                                                      FLCA
                                            Branch:   Crockett


                              AGREEMENT OF GUARANTY

THE STATE OF TEXAS                     )
                                       )          KNOW ALL MEN BY THESE PRESENTS
COUNTY OF HOUSTON                      )

For the sum of ONE DOLLAR and other valuable consideration, receipt of which is hereby acknowledged. I, John R. Parten, hereinafter called "Guarantor," agree to pay to the Capital Farm Credit, FLCA, hereinafter called "Lender," its successors and assigns, at its office in the City of Bryan, Brazos County, Texas, any amount, payment or installment due and payable, and which has become delinquent and has not been paid by Seven J Stock Farm, Inc., hereinafter called "Borrower," according to any of the terms of the following described note:

One certain promissory note in the principal sum of Six Hundred Ten Thousand and No/100 ($610,000.00) dated 10-28, 2002, executed by Borrower to the order of Lender as therein specified.

Said note being secured by and described in a deed of trust/mortgage executed by Borrower to Ben R. Novosad, Trustee, for the benefit of Lender, which deed of trust/mortgage will be filed for record in the Deed of Trust/Mortgage Records, Houston County, Texas.

All terms of payment shown in the above described note, and renewal and extension thereof, and deed of trust/mortgage are hereby incorporated by reference in this guaranty, Guarantor waives any requirement that action be taken against the makers of the above described promissory note before enforcing this guaranty. Guarantor agrees and consents that payment of such note may be extended from time to time. This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of any substitution or release or partial release of security or of any maker on said note, whether or not notice thereof is given to Guarantor.

If the Guarantor becomes liable for any indebtedness owing by the Borrower to the Lender, its successor or assigns, by endorsement, or otherwise than under this guaranty, such liability shall not be in any manner impaired or affected hereby, but shall have all and the same force and effect it would have bad, had this guaranty not existed; and if such indebtedness would have been included in and covered by this guaranty had there been no such endorsement or other liability, then this guaranty shall cover and include such indebtedness and be and remain in force and effect as to such indebtedness.

Whenever any indebtedness, or any renewal thereof guaranteed hereunder, shall become due and remain unpaid, the Guarantor, jointly and severally, will, on demand (without further notice of dishonor, and without any notice having been given to the Guarantor previous to such demand, of the acceptance by the Lender of this guaranty, and without any notice having been given to the Guarantor previous to such demand, of the creating or incurring of such indebtedness), pay the amount due thereon to the Lender, its successors or assigns, at Bryan, Brazos County, Texas, and it shall not be necessary for the Lender, in order to enforce such payment by the Guarantor, to first institute a suit, or exhaust its remedies against Borrower, or others liable on such indebtedness, or to enforce its rights against any security which shall have been given the Lender to secure such indebtedness.

Notice to the Guarantor of the acceptance of this guaranty, and of the making, renewing or assigning of any indebtedness hereby guaranteed, is hereby expressly waived by the Guarantor.

The Lender, its successors and assigns, shall not be liable for failure to use diligence in the collection of any indebtedness hereby guaranteed, or in preserving the liability of any person liable on said indebtedness, and the Guarantor hereby waives presentment for payment, notice of nonpayment, protest, and notice thereof, and diligence in bringing suit against any person, natural or artificial, liable for any indebtedness hereby guaranteed.

This agreement is for the benefit of the Lender, and for such other person or persons, natural or artificial, as may from time to time become or be the holders of any indebtedness hereby guaranteed; and this contract of guaranty shall be transferable and negotiable with the same force and effect and to the same extent as such indebtedness may be transferable; it being understood that upon the assignment or transfer by the Lender of any indebtedness hereby guaranteed, the legal holder of such indebtedness shall have all the rights granted to the Lender under this guaranty.

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In the event the debtor be an individual and such individual be not liable because of disability, insanity or coverture, such facts shall in no manner affect the liability of the guarantor hereunder, but the Guarantor shall be and remain liable herein to the same extent as the Guarantor would have been liable if the indebtedness of the debtor had been enforceable against such debtor.

EXECUTED this 25th day of October, A.D., 2002


/s/ John R. Parten
-------------------------------------   ----------------------------------------
John R. Parten


THE STATE OF TX                        )
                                       )
COUNTY OF HOUSTON                      )

This instrument was acknowledged by me on the 25th day of October, ______, by John R. Parten.


[SEAL]                                  /s/ Brenda W. Adcock
                                        ----------------------------------------
                                             Notary Public, State of Texas


THE STATE OF _______________________    )
                                        )
COUNTY OF __________________________    )


This instrument was acknowledged by me on the _________ day of ________________,
______, by      .


My Commission Expires:
                                        ----------------------------------------
--------------------------                    Notary Public, State of Texas



THE STATE OF _______________________    )
                                        )
COUNTY OF __________________________    )


This instrument was acknowledged by me on the _______ day of __________________, by


My Commission Expires:

                                        ----------------------------------------
------------------------------------         Notary Public, State of Texas